As Filed with the Securities and Exchange Commission on April 22, 2008

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 8	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 25	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

Edward L. Hancock, Esq.	Copy to:
TIAA-CREF Life Insurance Company	Jeffrey S. Puretz, Esq.
8500 Andrew Carnegie Boulevard	Dechert LLP
Charlotte, North Carolina 28262-8500	1775 I Street
(Name and address of agent for service)	Washington, DC 20006

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2008 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Separate account interests issued through Individual Variable Annuity Contracts

PROSPECTUS

MAY 1, 2008

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following eight separate account variable investment accounts:

■Growth Equity ■Growth & Income ■International Equity ■Large-Cap Value	■Small-Cap Equity ■ Stock Index ■Social Choice Equity ■Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account’s underlying mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

Separate prospectuses for the funds accompany this prospectus. They provide more information about the funds listed above. Note that the accompanying prospectuses for the funds may provide information for other funds that are not available through the contract. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the funds listed above.

More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2008. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

1940 Act.  The Investment Company Act of 1940, as amended.

Annuitant.  The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the annuitant may not be changed.

Annuity Unit.  A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return.  4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary.  The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

Business Day.  Any day that the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year.

Commuted Value.  The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts.  The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Current Value.  The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the

Single Premium Immediate Annuities ■ Prospectus	3

One-Life and Two-Life Annuities, the present value is determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “current value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account.  The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund.  An investment company that is registered with the Securities and Exchange Commission in which an investment account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account.  All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.  The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

Income Option.  The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account.  A sub-account of the separate account that invests its assets in shares of a corresponding fund.

IRC.  The Internal Revenue Code of 1986, as amended.

Issue Date.  The day that the contract is issued and becomes effective.

NYSE.  The New York Stock Exchange.

Premium.  The amount you invest in the contract.

Present Value.  The present value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant.  The natural person whose life, together with the annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

Separate Account.  TIAA-CREF Life Separate Account VA-1.

4	Prospectus ■ Single Premium Immediate Annuities

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day.  Any business day as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

Valuation Period.  The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any valuation day and ends at the close of regular trading on the next succeeding valuation day.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA-CREF LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

■	One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

■

Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and

■	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from

Single Premium Immediate Annuities ■ Prospectus	5

the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

•Growth Equity	•Small-Cap Equity
•Growth & Income	•Stock Index
•International Equity	•Social Choice Equity
•Large-Cap Value	•Real Estate Securities

TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change your income change method. For more details on transfers and changing your income change method, see “Changing Investment Accounts and Income Change Methods”.

6	Prospectus ■ Single Premium Immediate Annuities

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees(1)	Fee Waiver(1)	Current
Charges(1)
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

(1)

TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these funds for the year ended December 31, 2007. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

Single Premium Immediate Annuities ■ Prospectus	7

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.33%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses	Other Expenses(1)	Total Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(2)
Growth Equity Fund	0.25%	None	0.01%	0.26%	0.86%
Growth & Income Fund	0.23%	None	0.01%	0.24%	0.84%
International Equity Fund	0.29%	None	0.04%	0.33%	0.93%
Large-Cap Value Fund	0.24%	None	0.03%	0.27%	0.87%
Small-Cap Equity Fund	0.10%	None	0.01%	0.11%	0.71%
Stock Index Fund	0.06%	None	None	0.06%	0.66%
Social Choice Equity Fund	0.07%	None	None	0.07%	0.67%
Real Estate Securities Fund	0.25%	None	0.02%	0.27%	0.87%

(1)

Each fund’s investment manager pays for most of the fund’s advisory fees and operating expenses out of the fund’s Management Fees. However, a few categories of fund expenses are borne by the fund directly, including independent trustee fees, interest on borrowings, taxes and extraordinary expenses, and are reflected under “Other Expenses.”

(2)

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and fund expenses would be 1.46% for the Growth Equity Fund, 1.44% for the Growth & Income Fund, 1.53% for the International Equity Fund, 1.47% for the Large-Cap Value Fund, 1.31% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, and 1.47% for the Real Estate Securities Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE WITHOUT FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$174	$537	$922	$1,996
Growth & Income Account	$172	$531	$912	$1,974
International Equity Account	$181	$558	$959	$2,074
Large-Cap Value Account	$175	$540	$928	$2,007
Small-Cap Equity Account	$158	$490	$843	$1,829
Stock Index Account	$153	$475	$817	$1,773
Social Choice Equity Account	$154	$478	$822	$1,784
Real Estate Securities Account	$175	$540	$928	$2,007

EXAMPLE WITH FEE WAIVERS
	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$113	$349	$602	$1,311
Growth & Income Account	$111	$343	$591	$1,287
International Equity Account	$120	$371	$640	$1,393
Large-Cap Value Account	$114	$353	$607	$1,323
Small-Cap Equity Account	$98	$302	$520	$1,133
Stock Index Account	$92	$286	$493	$1,072
Social Choice Equity Account	$93	$289	$498	$1,085
Real Estate Securities Account	$114	$353	$607	$1,323

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

For condensed financial information pertaining to each investment account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West

Single Premium Immediate Annuities ■ Prospectus	9

Virginia and Wisconsin, where we are required to return your premium, we’ll refund your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves. The contracts are not available to residents in those states where we haven’t yet received regulatory approval.

Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA contracts include both fixed and variable components—that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

Single Premium Immediate Annuity

P.O. Box 532008

Atlanta, GA 30353-2008

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. The

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premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your premium unless you instruct us otherwise upon being contacted.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Single Premium Immediate Annuities ■ Prospectus	11

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	the interest rates then in effect

•	the income option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant’s death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units you purchase is determined on the contract issue date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South

12	Prospectus ■ Single Premium Immediate Annuities

Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each valuation day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	in the case of the Two-Life Annuity, the income option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different

Single Premium Immediate Annuities ■ Prospectus	13

method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it’s over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies—so that it’s possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.

•

Two-Life Annuity. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of income options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any

14	Prospectus ■ Single Premium Immediate Annuities

future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly income change methods at any time, but only once a year, and the switch will go into effect on March 31.

To request a transfer or to switch your income change method, call our Insurance Planning Center, toll-free at 877 825-4011, or write to TIAA-CREF Life’s home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contractowners could try to profit from transferring money back and forth among investment accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for funds invested primarily in foreign securities. These costs are borne by all contractowners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. Transfers of the present value of future amounts payable from the fixed account to any of the variable investment accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies

Single Premium Immediate Annuities ■ Prospectus	15

and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

We seek to apply our transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the fixed account is only available to your beneficiaries after your death.)

The commuted value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the business day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future business day acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2 . (See “Federal Income Taxes.”)

DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated beneficiar(y)(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

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CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

Determining the Number of Annuity Units Payable. The number of annuity units you purchase under the contract is derived by dividing the portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income

Single Premium Immediate Annuities ■ Prospectus	17

for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of March 31. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

For the more detailed formula we use for determining annuity unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the premium to the separate account, which currently has eight subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds but may add other funds in the future.

Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

The funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

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The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the funds, are described fully in their prospectus and SAI. A copy of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your

Single Premium Immediate Annuities ■ Prospectus	19

contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF

20	Prospectus ■ Single Premium Immediate Annuities

Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each investment account purchases shares of the corresponding fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The contracts do not provide for charges or other deductions from the premium.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before its applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). It is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

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If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Assigning, pledging, or exchanging a contract or designating an annuitant, payee, or other beneficiary who is not the owner may have adverse tax consequences including treatment as a distribution.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total premium payments, less amounts received, which were not includable in gross income.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You

22	Prospectus ■ Single Premium Immediate Annuities

should consult a tax adviser regarding legislative developments and their effect on the contract.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax. Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United

Single Premium Immediate Annuities ■ Prospectus	23

States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 3.3 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2007, TIAA’s assets were approximately $196.4 billion; the combined assets for TIAA and CREF totaled approximately $417.8 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life’s guarantees).

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THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed account. Amounts allocated to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract. Any amounts in the fixed account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

The contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of Financial Industry Regulatory Authority. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS is considered the “principal underwriter” for interests in the contract.

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Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TPIS or any other entity in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life nor TPIS is involved in any legal action that we consider material to the separate account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract. If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

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ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new investment accounts in the future that would invest in other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the investment accounts or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

CONTACTING TIAA-CREF LIFE

All notices, forms, requests, or payments must be sent to TIAA-CREF Life’s home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 877 825-0411.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 877 825-0411.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 825-0411, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to

Single Premium Immediate Annuities ■ Prospectus	27

continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

28	Prospectus ■ Single Premium Immediate Annuities

Table of Contents for the Statement of Additional Information

B-3	Calculating Annuity Unit Values

B-3	Tax Status of the Contracts

B-3	Statements and Reports

B-4	General Matters

B-4	State Regulation

B-4	Legal Matters

B-4	Experts

B-5	Additional Information

B-5	Financial Statements

B-	Index to Financial Statements

Single Premium Immediate Annuities ■ Prospectus	29

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

30	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Stock Index Investment Account
	For the Years Ended December 31,									December 1, 1998 (commencement of operations) to December 31, 1998(a)
	2007	2006	2005	2004	2003	2002	2001	2000	1999
ACCUMULATION UNIT VALUE:
Beginning of period	$35.35	$30.76	$29.18	$26.24	$20.14	$25.70	$29.12	$31.55	$26.10	$25.00
End of period	$36.95	$35.35	$30.76	$29.18	$26.24	$20.14	$25.70	$29.12	$31.55	$26.10

TOTAL RETURN	4.53%	14.92%	5.41%	11.22%	30.26%	(21.64)%	(11.72)%	(7.72)%	20.91%	4.39%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.60%	0.47%	0.30%	0.30%	0.30%	0.30%	0.02%
Investment income—net	1.99%	2.06%	1.09%	1.26%	3.54%	1.54%	0.73%	0.98%	5.09%	0.18%
Thousands of Accumulation Units outstanding at end of period	3,915	4,056	4,303	4,449	4,397	3,363	2,667	2,062	723	4
Net assets at end of period (in thousands)	$150,569	$147,889	$136,162	$132,964	$117,326	$68,585	$68,574	$60,021	$22,827	$104

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities ■ Prospectus	31

CONDENSED FINANCIAL INFORMATION

continued

	Growth Equity Investment Account
	For the Years Ended December 31,							For the Period Ended March 1, 2000 (commencement of operations) to December 2000(a)
	2007	2006	2005	2004	2003	2002	2001
Accumulation Unit Value:
Beginning of period	$15.12	$14.41	$13.75	$13.00	$10.18	$14.59	$18.98	$25.00
End of period	$18.30	$15.12	$14.41	$13.75	$13.00	$10.18	$14.59	$18.98

TOTAL RETURN	21.03%	4.98%	4.80%	5.75%	27.71%	(30.22)%	(23.12)%	(24.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	0.26%	0.16%	0.05%	0.29%	0.80%	0.30%	0.08%	(0.18)%
Thousands of Accumulation Units outstanding at end of period	1,683	1,513	1,733	1,848	2,119	1,950	1,587	1,018
Net assets at end of period (in thousands)	$31,942	$23,582	$25,602	$26,002	$27,938	$19,979	$23,151	$19,327

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

32	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Growth & Income Investment Account
	For the Years Ended December 31,							For the Period Ended March 1, 2000 (commencement of operations) to December 31, 2000(a)
	2007	2006	2005	2004	2003	2002	2001
ACCUMULATION UNIT VALUE:
Beginning of period	$26.31	$22.65	$21.39	$19.57	$15.55	$20.52	$23.69	$25.00
End of period	$31.05	$26.31	$22.65	$21.39	$19.57	$15.55	$20.52	$23.69

TOTAL RETURN	18.02%	16.15%	5.93%	9.28%	25.81%	(24.20)%	(13.39)%	(5.23)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	1.03%	0.99%	0.75%	1.02%	1.57%	0.97%	0.92%	1.63%
Thousands of Accumulation Units outstanding at end of period	1,634	1,485	1,553	1,639	1,653	1,278	1,017	521
Net assets at end of period (in thousands)	$52,889	$40,516	$36,489	$35,832	$32,820	$20,075	$20,869	$12,353

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities ■ Prospectus	33

CONDENSED FINANCIAL INFORMATION

continued

	International Equity Investment Account
	For the Years Ended December 31,							For the Period Ended March 1, 2000 (commencement of operations) to December 31, 2000(a)
	2007	2006	2005	2004	2003	2002	2001
ACCUMULATION UNIT VALUE:
Beginning of period	$26.94	$20.85	$18.24	$15.59	$11.10	$13.01	$17.13	$25.00
End of period	$31.95	$26.94	$20.85	$18.24	$15.59	$11.10	$13.01	$17.13

TOTAL RETURN	18.60%	29.17%	14.32%	17.01%	40.41%	(14.68)%	(24.04)%	(31.48)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.60%	0.47%	0.30%	0.30%	0.25%
Investment income—net	21.66%	1.18%	1.21%	1.57%	1.89%	2.34%	1.17%	1.24%
Thousands of Accumulation Units outstanding at end of period	2,569	2,203	1,840	1,572	1,290	1,013	669	436
Net assets at end of period (in thousands)	$83,930	$60,301	$39,020	$29,078	$20,361	$11,290	$8,703	$7,470

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

34	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Social Choice Equity Investment Account
	For the Years Ended December 31,							December 1, 1998 (commencement of operations) to December 31, 2000(a)
	2007	2006	2005	2004	2003	2002	2001
ACCUMULATION UNIT VALUE:
Beginning of period	$29.28	$25.70	$24.13	$21.60	$16.69	$21.11	$24.29	$25.00
End of period	$30.34	$29.28	$25.70	$24.13	$21.60	$16.69	$21.11	$24.29

TOTAL RETURN	3.62%	13.95%	6.47%	11.71%	29.44%	(20.92)%	(13.11)%	(2.84)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.60%	0.48%	0.30%	0.30%	0.25%
Investment income net	2.86%	1.65%	1.01%	1.28%	1.70%	1.51%	1.17%	1.86%
Thousands of Accumulation Units outstanding at end of period	594	619	682	639	586	352	196	69
Net assets at end of period (in thousands)	$18,828	$18,655	$17,928	$15,490	$12,696	$5,875	$4,141	$1,676

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities ■ Prospectus	35

CONDENSED FINANCIAL INFORMATION

continued

	Large-Cap Value Investment Account
	For the Years Ended December 31,					For the Period September 4, 2002 (commencement of Operations to December 31, 2002(a)
	2007	2006	2005	2004	2003
ACCUMULATION UNIT VALUE:
Beginning of period	$50.12	$41.47	$39.76	$33.13	$24.98	$25.00
End of period	$50.28	$50.12	$41.47	$39.76	$33.13	$24.98

TOTAL RETURN	0.31%	20.85%	4.31%	20.03%	32.62%	(0.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.60%	0.55%	0.10%
Investment income—net	12.70%	8.64%	7.58%	19.32%	12.64%	0.82%
Thousands of Accumulation Units outstanding at end of period	491	503	443	406	194	7
Net assets at end of period (in thousands)	$25,979	$25,759	$18,800	$16,615	$6,581	$173

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

36	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Small-Cap Equity Investment Account
	For the Years Ended December 31,					For the Period September 4, 2002 (commencement of Operations to December 31, 2002(a)
	2007	2006	2005	2004	2003
ACCUMULATION UNIT VALUE:
Beginning of period	$53.17	$45.39	$43.67	$36.67	$24.73	$25.00
End of period	$49.89	$53.17	$45.39	$43.67	$36.67	$24.73

TOTAL RETURN	(6.17)%	17.13%	3.94%	19.11%	48.26%	(1.08)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.60%	0.57%	0.10%
Investment income—net	8.50%	8.96%	14.05%	17.34%	28.61%	0.85%
Thousands of Accumulation Units outstanding at end of period	333	409	388	415	328	10
Net assets at end of period (in thousands)	$17,330	$22,291	$18,045	$18,452	$12,208	$241

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

Single Premium Immediate Annuities ■ Prospectus	37

CONDENSED FINANCIAL INFORMATION

concluded

	Real Estate Securities Investment Account
	For the Year Ended December 31,					For the Period September 4, 2002 (commencement of Operations) to December 31, 2002(a)
	2007	2006	2005	2004	2003
ACCUMULATION UNIT VALUE:
Beginning of period	$64.84	$48.67	$45.67	$34.55	$24.81	$25.00
End of period	$54.07	$64.84	$48.67	$45.67	$34.55	$24.81

TOTAL RETURN	(16.61)%	33.24%	6.56%	32.18%	39.24%	(0.74)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)	0.60%	0.60%	0.60%	0.60%	0.55%	0.10%
Investment income—net	11.45%	9.67%	14.87%	22.08%	2.87%	2.88%
Thousands of Accumulation Units outstanding at end of period	453	681	611	613	403	14
Net assets at end of period (in thousands)	$26,024	$45,401	$30,623	$28,643	$14,151	$347

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

38	Prospectus ■ Single Premium Immediate Annuities

STATEMENTS OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts

TIAA-CREF LIFE FUNDS

MAY 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

Funded through

TIAA-CREF Life Separate Account VA-1 and

TIAA-CREF Life Insurance Company

MAY 1, 2008

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2008 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

MAY 1, 2008

Table of Contents

B-3	Calculating Annuity Unit Values
B-3	Tax Status of the Contract
B-3	Statements and Reports
B-4	General Matters
B-4	State Regulation

B-4	Legal Matters
B-4	Experts
B-5	Additional Information
B-5	Financial Statements
B-6	Index to Financial Statements

CALCULATING ANNUITY UNIT VALUES

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account’s annuity unit value at the end of the previous valuation day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account’s gross investment factor equals A divided by B, as follows:

A equals i.	the net asset value of the shares in the fund(s) held by the account as of the end of the valuation day, excluding the net effect of contractholders’ transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day; plus
ii.	investment income and capital gains distributed to the account; less
iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous valuation day.
B equals	the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners’ transactions made during the prior valuation day.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the Code. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your premium, or make a “transfer” to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-3

GENERAL MATTERS

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

FINANCIAL SUPPORT AGREEMENT

The contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA-CREF Life with recourse to TIAA.

MANAGEMENT RELATED SERVICE CONTRACTS

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA-CREF Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA-CREF Life. Dechert LLP has provided advice to the separate account related to certain matters under the federal securities law.

EXPERTS

The statements of assets and liabilities of TIAA-CREF Life Separate Account VA-1 as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA CREF Life as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

B-4	Statement of Additional Information ■ Single Premium Immediate Annuities

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-5

Index to Financial Statements

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 Audited Financial Statements For the Fiscal Year Ended December 31, 2007:
1	Report of Independent Registered Public Accounting Firm
2	Statements of Assets and Liabilities
4	Statements of Operations
6	Statements of Changes in Net Assets
8	Notes to Financial Statements

B-6	Statement of Additional Information ■ Single Premium Immediate Annuities

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VA-1 at December 31, 2007, and the results of each of their operations for the year ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of fund shares owned at December 31, 2007 with the transfer agent of the investee mutual funds, provides a reasonable basis of our opinion.

PricewaterhouseCoopers LLP

April 11, 2008

TIAA-CREF Life Separate Account VA-1 ■ Statement of Additional Information	1

Statement of assets and liabilities

TIAA-CREF Life Separate Account VA-1  ■  December 31, 2007

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account

ASSETS
Investments, at cost	$31,327,335	$50,267,294	$115,556,956
Shares held in corresponding Funds	2,260,225	2,345,870	5,128,806
Investments, at value	40,729,256	68,170,989	123,193,913
Amounts due from TIAA	6,428	22,278	16,160
Total assets	$40,735,684	$68,193,267	$123,210,073

NET ASSETS
Seed money	88,664	141,805	153,360
Accumulation fund	39,577,668	66,017,949	121,329,562
Annuity fund	1,069,352	2,033,513	1,727,151
Net assets	$40,735,684	$68,193,267	$123,210,073

2	Statement of Additional Information ■ TIAA-CREF Life Separate Account VA-1	See notes to financial statements

Stock Index Sub-Account	Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$144,629,594	$21,104,613	$49,733,691	$34,124,528	$54,826,374	$27,874,203	$97,972,437
5,705,355	916,376	1,410,300	1,062,059	1,563,765	1,118,834	97,972,437
180,859,745	24,852,109	44,142,399	28,856,153	41,439,707	27,467,377	97,972,438
52,396	4,746	9,516	6,507	13,852	—	—
$180,912,141	$24,856,855	$44,151,915	$28,862,660	$41,453,559	$27,467,377	$97,972,438

163,615	136,985	218,668	215,924	234,285	11,572	11,320
175,011,894	24,032,561	42,865,731	28,148,224	39,884,621	27,455,805	97,961,118
5,736,632	687,309	1,067,516	498,512	1,334,653	—	—
$180,912,141	$24,856,855	$44,151,915	$28,862,660	$41,453,559	$27,467,377	$97,972,438

See notes to financial statements	TIAA-CREF Life Separate Account VA-1 ■ Statement of Additional Information	3

Statement of operations

TIAA-CREF Life Separate Account VA-1  ■  For the Year Ended December 31, 2007

	Growth Equity Sub-Account	Growth & Income Sub-Account	International Equity Sub-Account

INVESTMENT INCOME
Income:
Reinvested dividends	$273,994	$919,976	$23,305,865
Total Income	273,994	919,976	23,305,865

Expenses—note 2:
Administrative expenses	64,221	113,394	210,839
Mortality and expense risk charges	127,445	225,409	418,353
Total expenses	191,666	338,803	629,192
Investment income—net	82,328	581,173	22,676,673

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	2,413,505	1,544,015	6,039,618
Net change in unrealized appreciation (depreciation) on investments	3,489,697	6,866,292	(12,401,749)
Net realized and unrealized gain (loss) on investments	5,903,202	8,410,307	(6,362,131)
Net increase in net assets resulting from operations	$5,985,530	$8,991,480	$16,314,542

4	Statement of Additional Information ■ TIAA-CREF Life Separate Account VA-1	See notes to financial statements

Stock Index Sub-Account	Social Choice Equity Sub-Account	Large-Cap Value Sub-Account	Small-Cap Equity Sub-Account	Real Estate Securities Sub-Account	Bond Sub-Account	Money Market Sub-Account

$4,701,362	$871,574	$6,178,407	$3,025,450	$7,142,897	$1,298,197	$3,919,829
4,701,362	871,574	6,178,407	3,025,450	7,142,897	1,298,197	3,919,829

364,380	50,879	93,872	67,153	120,125	44,082	155,488
725,120	100,748	185,723	132,990	237,403	86,182	303,584
1,089,500	151,627	279,595	200,143	357,528	130,264	459,072
3,611,862	719,947	5,898,812	2,825,307	6,785,369	1,167,933	3,460,757

6,213,326	(1,140,918)	1,190,524	(334,013)	2,205,325	29,476	(19)
(1,987,545)	1,284,557	(7,314,842)	(4,409,026)	(18,672,718)	(88,060)	19
4,225,781	143,639	(6,124,318)	(4,743,039)	(16,467,393)	(58,584)	—
$7,837,643	$863,586	$(225,506)	$(1,917,732)	$(9,682,024)	$1,109,349	$3,460,757

See notes to financial statements	TIAA-CREF Life Separate Account VA-1 ■ Statement of Additional Information	5

Statement of changes in net assets

TIAA-CREF Life Separate Account VA-1

	Growth Equity Sub-Account		Growth & Income Sub-Account
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

FROM OPERATIONS
Investment income—net	$82,328	$49,462	$581,173	$437,373
Net realized gain (loss) on investments	2,413,505	(3,190)	1,544,015	1,025,355
Net change in unrealized appreciation (depreciation) on investments	3,489,697	1,264,301	6,866,292	5,082,760
Net increase in net assets resulting from operations	5,985,530	1,310,573	8,991,480	6,545,488

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,191,380	1,808,069	3,922,661	2,874,687
Net contractowner transfers (to) from fixed account	6,535,265	(2,330,052)	10,856,194	(166,201)
Annuity payments	(71,270)	(47,896)	(202,570)	(144,349)
Withdrawals and death benefits	(1,429,137)	(2,096,220)	(2,424,880)	(2,968,031)
Net increase (decrease) in net assets resulting from contractowner transactions	7,226,238	(2,666,099)	12,151,405	(403,894)
Net increase (decrease) in net assets	13,211,768	(1,355,526)	21,142,885	6,141,594

NET ASSETS
Beginning of year	27,523,916	28,879,442	47,050,382	40,908,788
End of year	$40,735,684	$27,523,916	$68,193,267	$47,050,382

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,774,017	1,960,364	1,733,589	1,748,184
Credited for premiums	144,410	120,451	141,931	116,609
Credited (cancelled) for transfers and disbursements	244,281	(306,798)	250,838	(131,204)
End of year	2,162,708	1,774,017	2,126,358	1,733,589

	Large-Cap Value Sub-Account		Small-Cap Equity Sub-Account
	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

FROM OPERATIONS
Investment income—net	$5,898,812	$2,828,767	$2,825,307	$2,836,095
Net realized gain (loss) on investments	1,190,524	751,998	(334,013)	(237,544)
Net change in unrealized appreciation (depreciation) on investments	(7,314,842)	2,737,566	(4,409,026)	1,906,056
Net increase in net assets resulting from operations	(225,506)	6,318,331	(1,917,732)	4,504,607

FROM CONTRACTOWNER TRANSACTIONS
Premiums	4,612,654	3,583,098	2,958,273	2,924,804
Net contractowner transfers (to) from fixed account	1,575,064	6,046,362	(3,296,931)	3,468,009
Annuity payments	(110,468)	(56,402)	(81,866)	(60,452)
Withdrawals and death benefits	(2,327,484)	(2,676,948)	(1,929,756)	(2,648,035)
Net increase (decrease) in net assets resulting from contractowner transactions	3,749,766	6,896,110	(2,350,280)	3,684,326
Net increase (decrease) in net assets	3,524,260	13,214,441	(4,268,012)	8,188,933

NET ASSETS
Beginning of year	40,627,655	27,413,214	33,130,672	24,941,739
End of year	$44,151,915	$40,627,655	$28,862,660	$33,130,672

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	799,189	650,286	612,678	539,417
Credited for premiums	87,284	77,941	55,183	58,046
Credited (cancelled) for transfers and disbursements	(33,941)	70,962	(103,610)	15,215
End of year	852,532	799,189	564,251	612,678

6	Statement of Additional Information ■ TIAA-CREF Life Separate Account VA-1	See notes to financial statements

International Equity Sub-Account		Stock Index Sub-Account		Social Choice Equity Sub-Account
For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

$22,676,673	$804,890	$3,611,862	$3,282,580	$719,947	$381,823
6,039,618	3,835,529	6,213,326	825,545	(1,140,918)	1,314,440
(12,401,749)	11,678,602	(1,987,545)	17,927,603	1,284,557	1,261,491
16,314,542	16,319,021	7,837,643	22,035,728	863,586	2,957,754

10,410,343	6,241,681	14,353,020	9,235,200	1,847,414	1,598,675
20,983,707	13,267,047	(161,766)	(2,503,174)	(198,069)	(1,070,744)
(177,083)	(95,797)	(623,152)	(397,435)	(60,648)	(45,936)
(5,834,418)	(4,369,371)	(9,662,458)	(10,951,535)	(1,237,161)	(1,758,362)
25,382,549	15,043,560	3,905,644	(4,616,944)	351,536	(1,276,367)
41,697,091	31,362,581	11,743,287	17,418,784	1,215,122	1,681,387

81,512,982	50,150,401	169,168,854	151,750,070	23,641,733	21,960,346
$123,210,073	$81,512,982	$180,912,141	$169,168,854	$24,856,855	$23,641,733

2,990,265	2,373,412	4,658,007	4,809,463	788,952	838,839
347,908	255,503	385,006	275,848	61,351	51,573
459,116	361,350	(306,791)	(427,304)	(58,164)	(101,460)
3,797,289	2,990,265	4,736,222	4,658,007	792,139	788,952

Real Estate Securities Sub-Account		Bond Sub-Account		Money Market Sub-Account
For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006	For the year ended December 31, 2007	For the year ended December 31, 2006

$6,785,369	$5,023,734	$1,167,933	$667,437	$3,460,757	$1,399,183
2,205,325	1,000,341	29,476	(154,819)	(19)	—
(18,672,718)	8,766,648	(88,060)	107,255	19	—
(9,682,024)	14,790,723	1,109,349	619,873	3,460,757	1,399,183

5,343,931	7,838,497	6,043,261	3,376,058	67,796,353	47,969,936
(16,930,475)	4,120,295	5,005,271	287,562	(15,820,868)	(6,106,900)
(164,750)	(100,472)	—	—	—	—
(2,530,805)	(2,661,776)	(1,029,057)	(1,439,455)	(10,163,017)	(7,736,232)
(14,282,099)	9,196,544	10,019,475	2,224,165	41,812,468	34,126,804
(23,964,123)	23,987,267	11,128,824	2,844,038	45,273,225	35,525,987

65,417,682	41,430,415	16,338,553	13,494,515	52,699,213	17,173,226
$41,453,559	$65,417,682	$27,467,377	$16,338,553	$97,972,438	$52,699,213

989,534	833,121	592,742	509,500	4,872,063	1,658,224
81,446	141,043	215,214	124,992	6,115,082	4,508,613
(333,267)	15,370	140,942	(41,750)	(2,336,344)	(1,294,774)
737,713	989,534	948,898	592,742	8,650,801	4,872,063

See notes to financial statements	TIAA-CREF Life Separate Account VA-1 ■ Statement of Additional Information	7

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27,1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of 3 different variable annuity contracts: the PA Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) which invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Contract currently offers 8 investment Sub-Account options and Lifetime Contract currently offers 10 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account.

On November 1, 2007, The Intelligent Variable Annuity (the “Intelligent VA”) was launched as an additional variable annuity contract funded through the Separate Account. Intelligent VA allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options. At December 31, 2007, there are no assets in the Intelligent VA.

The following table summarizes the Units owned by TIAA-CREF Life at December 31, 2007 in the Sub-Accounts:

	Shares held by TIAA-CREF Life at December 31, 2007	Value of shares held by TIAA-CREF Life at December 31, 2007
Growth Equity Sub-Account	4,845	$88,664
Growth & Income Sub-Account	4,567	141,805
International Equity Sub-Account	4,800	153,360
Stock Index Sub-Account	4,428	163,615
Social Choice Equity Sub-Account	4,515	136,985
Large-Cap Value Sub-Account	4,349	218,668
Small-Cap Equity Sub-Account	4,328	215,924
Real Estate Securities Sub-Account	4,333	234,285
Bond Market Sub-Account	400	11,572
Money Market Sub-Account	1,000	11,320

Net assets allocated to contracts in the payout period are computed according to the A2000 Mortality Table with 3 year setbacks. The assumed investment return is fixed at 4%. The mortality risk is fully borne by TIAA CREF Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by TIAA CREF Life Insurance Company to cover greater longevity of annuitants than expected.

Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Sub-Accounts enter into contracts that contain various indemnification provisions. No claims or loses related to such indemnity provisions have been made against the account since inception and management believes the risk of loss is remote. However, the Sub-Accounts maximum potential exposure under these arrangements is unknown.

The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with U.S. generally accepted accounting principles.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Growth Equity Sub-Account	$13,030,259	$5,724,324
Growth & Income Sub-Account	18,530,947	5,807,753
International Equity Sub-Account	62,956,077	14,905,018
Stock Index Sub-Account	30,662,578	23,162,447
Social Choice Equity Sub-Account	4,546,321	3,476,048
Large-Cap Value Sub-Account	23,491,351	13,846,262
Small-Cap Equity Sub-Account	11,273,025	10,797,697
Real Estate Securities Sub-Account	22,257,051	29,757,361
Bond Sub-Account	14,881,859	3,694,449
Money Market Sub-Account	70,603,541	25,330,317

B-8	Statement of Additional Information ■ TIAA-CREF Life Separate Account VA-1

continued

Note 4—new accounting pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 establishes for all entities. A minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the application of FIN 48 to the Account’s financial statements and has determined that the adoption of FIN 48 did not have a significant impact on the Account’s financial position or results of operations.

In September 2006, FASB also issued Statement of Accounting Standards No. 157, “Fair Value Measurement” (“SFAS 157”). This new standard applies to all entities that follow US GAAP and their valuation techniques for assets and liabilities. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Accounts’ financial statements.

TIAA-CREF Life Separate Account VA-1 ■ Statement of Additional Information	B-9

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 5—condensed financial information

	Growth Equity Sub-Account
	For the Years Ended									For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007		2006		2005		2004		2003
									PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	21.03%, 20.95%	(c)	4.98%, 5.03%	(c)	4.80%, 4.79%	(c)	5.75%		27.71%	27.51%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$18.30		$15.12, $15.13	(c)	$14.41		$13.75		$13.00	$13.00
Net Assets, End of Year (000’s)	$40,736		$27,524		$28,880		$28,072		$27,938	$289
Accumulation Units Outstanding, End of Year (000’s)	2,163		1,774		1,961		1,999		2,119	22
Ratio of Expenses to Average Net Assets (b)	0.60%		0.60%		0.60%		0.60%		0.47%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	0.26%		0.16%, 0.27%	(c)	0.05%, 0.16%	(c)	0.29%, 0.98%	(c)	0.80%	3.04%	(a)

	Growth & Income Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	18.02%	16.15%, 16.16%	(c)	5.93%		9.28%		25.81%	25.62%	(a)
Accumulation Unit Fair Value, End of Year	$31.05	$26.31		$22.65		$21.39		$19.57	$19.57
Net Assets, End of Year (000’s)	$68,193	$47,050		$40,908		$38,309		$32,820	$301
Accumulation Units Outstanding, End of Year (000’s)	2,126	1,733		1,748		1,755		1,653	15
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.47%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	1.03%	0.99%, 1.20%	(c)	0.75%, 1.16%	(c)	1.02%, 2.01%	(c)	1.57%	6.82%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.

B-10	Statement of Additional Information ■ TIAA-CREF Life Separate Account VA-1

continued

	International Equity Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	18.60%	29.17%		14.32%		17.01%		40.41%	40.21%	(a)
Accumulation Unit Fair Value, End of Year	$31.95	$26.94		$20.85		$18.24		$15.59	$15.59
Net Assets, End of Year (000’s)	$123,210	$81,513		$50,150		$33,028		$20,361	$285
Accumulation Units Outstanding, End of Year (000’s)	3,797	2,991		2,374		1,789		1,290	18
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.47%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	21.66%	1.18%, 1.36%	(c)	1.21%, 2.10%	(c)	1.57%, 3.28%	(c)	1.89%	3.17%	(a)

	Stock Index Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	4.53%	14.92%		5.41%		11.22%		30.26%	30.06%	(a)
Accumulation Unit Fair Value, End of Year	$36.95	$35.35		$30.76		$29.18		$26.24	$26.24
Net Assets, End of Year (000’s)	$180,912	$169,169		$151,750		$142,727		$117,326	$913
Accumulation Units Outstanding, End of Year (000’s)	4,736	4,658		4,810		4,784		4,397	35
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.47%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	1.99%	2.06%, 2.29%	(c)	1.09%, 1.47%	(c)	1.26%, 3.07%	(c)	3.54%	11.54%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.

TIAA-CREF Life Separate Account VA-1 ■ Statement of Additional Information	B-11

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

	Social Choice Equity Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	3.62%	13.95%		6.47%, 6.46%	(c)	11.71%		29.44%	29.25%	(a)
Accumulation Unit Fair Value, End of Year	$30.34	$29.28		$25.70		$24.13		$21.60	$21.60
Net Assets, End of Year (000’s)	$24,856	$23,641		$21,960		$17,868		$12,696	$414
Accumulation Units Outstanding, End of Year (000’s)	792	789		839		738		586	19
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.48%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	2.86%	1.65%, 1.90%	(c)	1.01%, 1.33%	(c)	1.28%, 2.23%	(c)	1.70%	5.05%	(a)

	Large-Cap Value Sub-Account
	For the Years Ended									For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007		2006		2005		2004		2003
									PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	0.31%, 0.30%	(c)	20.85%, 20.86%	(c)	4.31%		20.03%		32.62%	32.62%	(a)
Accumulation Unit Fair Value, End of Year	$50.28		$50.12, $50.13	(c)	$41.47, $41.48	(c)	$39.76		$33.13	$33.13
Net Assets, End of Year (000’s)	$44,152		$40,627		$27,413		$21,913		$6,581	$333
Accumulation Units Outstanding, End of Year (000’s)	852		800		651		539		194	10
Ratio of Expenses to Average Net Assets (b)	0.60%		0.60%		0.60%		0.60%		0.55%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	12.70%		8.64%, 9.02%	(c)	7.58%, 8.36%	(c)	19.32%, 31.24%	(c)	12.64%	13.06%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.

B-12	Statement of Additional Information ■ TIAA-CREF Life Separate Account VA-1

continued

	Small-Cap Equity Sub-Account
	For the Years Ended									For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007		2006		2005		2004		2003
									PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	(6.17%),	(6.19%)(c)	17.13%, 17.14%	(c)	3.94%, 3.96%	(c)	19.11%, 19.12%	(c)	48.26%	48.26%	(a)
Accumulation Unit Fair Value, End of Year	$49.89		$53.17, $53.18	(c)	$45.39, $45.40	(c)	$43.67		$36.67	$36.67
Net Assets, End of Year (000’s)	$28,863		$33,131		$24,941		$22,708		$12,208	$452
Accumulation Units Outstanding, End of Year (000’s)	564		613		540		512		328	12
Ratio of Expenses to Average Net Assets (b)	0.60%		0.60%		0.60%		0.60%		0.57%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	8.50%		8.96%, 10.08%	(c)	14.05%, 13.41%	(c)	17.34%, 29.85%	(c)	28.61%	18.83%	(a)

	Real Estate Securities Sub-Account
	For the Years Ended								For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006		2005		2004		2003
								PA Select and SPIA Account	Lifetime Variable Select Account

Total Return	(16.61%)	33.24%, 33.25%	(c)	6.56%, 6.55%	(c)	32.18%		39.24%	39.24%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$54.07	$64.84		$48.67, $48.66	(c)	$45.67		$34.55	$34.55
Net Assets, End of Year (000’s)	$41,454	$65,418		$41,431		$36,592		$14,151	$633
Accumulation Units Outstanding, End of Year (000’s)	738	990		833		787		403	18
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%		0.60%		0.60%		0.55%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	11.45%	9.67%, 9.92%	(c)	14.87%, 15.56%	(c)	22.08%, 35.27%	(c)	2.87%	65.57%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.

TIAA-CREF Life Separate Account VA-1 ■ Statement of Additional Information	B-13

Notes to financial statements TIAA-CREF Life Separate Account VA-1	concluded

	Bond Sub-Account
	For the Years Ended				For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006	2005	2004

Total Return	4.97%	4.07%	1.89%	3.04%	0.90%	(a)
Accumulation Unit Fair Value, End of Year	$28.93	$27.56	$26.49	$25.99	$25.23
Net Assets, End of Year (000’s)	$27,467	$16,339	$13,495	$6,806	$551
Accumulation Units Outstanding, End of Year (000’s)	949	593	510	262	22
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%	0.60%	0.60%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	5.41%	4.43%	4.70%	5.48%	6.32%	(a)

	Money Market Sub-Account
	For the Years Ended				For the period July 8, 2003 (commencement of operations) to December 31, 2003
	2007	2006	2005	2004

Total Return	4.62%	4.44%	2.63%	0.71%	0.20%	(a)
Accumulation Unit Fair Value, End of Year	$11.32	$10.82	$10.36	$10.09	$10.02
Net Assets, End of Year (000’s)	$97,972	$52,699	$17,173	$6,371	$824
Accumulation Units Outstanding, End of Year (000’s)	8,651	4,872	1,658	631	82
Ratio of Expenses to Average Net Assets (b)	0.60%	0.60%	0.60%	0.60%	0.29%	(a)
Ratio of Net Investment Income to Average Net Assets	4.55%	4.43%	2.68%	0.80%	0.19%	(a)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

B-14	Statement of Additional Information ■ TIAA-CREF Life Separate Account VA-1

Index to Statutory—Basis Financial Statements

TIAA-CREF LIFE INSURANCE COMPANY DECEMBER 31, 2007
Page
B-2	Report of Management Responsibility
B-3	Report of the Audit Committee
B-4	Report of Independent Auditors
Statutory—Basis Financial Statements:
B-5	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-6	Statements of Operations
B-6	Statements of Changes in Capital and Surplus
B-7	Statements of Cash Flow
B-8	Notes to Financial Statements

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-1

Report of management responsibility

April 1, 2008

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA-CREF Life, and the Senior Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent auditors of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the years ended December 31, 2007, 2006 and 2005. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services which is not in accordance with TC Life’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Bret L. Benham	Linda S. Dougherty
Chairman, President and Chief Executive Officer	Vice President and Chief Financial Officer

B-2	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

Report of the audit committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal audit group and the independent auditors in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial accounting firm. As required by its charter, the Committee will evaluate rotation of the external financial accounting firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent auditors, who are responsible for expressing an opinion on these statements based upon their audits.

The discussion with PricewaterhouseCoopers LLP focused on the effectiveness of TC Life’s internal control over financial reporting, significant accounting policies and practices and significant judgments made by management. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Teachers Insurance and Annuity Association of America’s Board of Trustees has received a written disclosure regarding such independence, as required by the Public Company Accounting Oversight Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Craig K. Nordyke, Audit Committee Chairperson

Elizabeth D. Black, Audit Committee Member

Kim Petry, Audit Committee Member

Peter F. Murphy III, Audit Committee Member

Steven J. Maynard, Audit Committee Member

April 17, 2008

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-3

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 2.

April 1, 2008

B-4	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

Statutory—basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
	2007	2006
	(in thousands)

ASSETS
Bonds	$2,164,565	$2,317,956
Preferred stocks	62,836	34,845
Mortgages	87,120	109,495
Other long term investments	1,863	1,507
Cash, cash equivalents and short-term investments	61,566	113,178
Investment income due and accrued	28,225	31,359
Separate account assets	695,507	564,128
Federal income tax recoverable from TIAA	755	3,865
Net deferred federal income tax asset	2,506	2,029
Other assets	10,407	30,011
Total assets	$3,115,350	$3,208,373

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,043,643	$2,238,501
Asset valuation reserve	10,326	15,779
Interest maintenance reserve	1,229	4,392
Separate account liabilities	694,131	562,765
Other liabilities	33,891	46,383
Total liabilities	2,783,220	2,867,820
Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus	42,130	50,553
Total capital and surplus	332,130	340,553
Total liabilities, capital and surplus	$3,115,350	$3,208,373

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-5

Statutory—basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2007	2006	2005
	(in thousands)

REVENUES
Insurance and annuity premiums and other considerations	$171,025	$138,588	$144,186
Net investment income	128,431	141,208	149,674
Total revenues	$299,456	$279,796	$293,860

EXPENSES
Policy and contract benefits	$227,863	$391,443	$308,574
Decrease in policy and contract reserves	(121,111)	(276,425)	(167,593)
Operating expenses	43,988	49,299	50,725
Transfers to separate accounts, net	97,470	66,209	43,474
Other, net	26,649	24,934	24,768
Total expenses	$274,859	$255,460	$259,948

Income before federal income tax and net realized capital losses	24,597	24,336	33,912
Federal income tax expense	6,173	6,246	11,506
Net realized capital losses less capital gains taxes, after transfers to interest maintenance reserve	(8,326)	(811)	(988)
Net income	$10,098	$17,279	$21,418

Statutory—basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2004	$2,500	$287,500	$10,078	$300,078
Net income	—	—	21,418	21,418
Net unrealized capital losses on investments	—	—	(221)	(221)
Change in the asset valuation reserve	—	—	(3,810)	(3,810)
Change in value of seed money in separate account	—	—	64	64
Change in net deferred income tax	—	—	(1,406)	(1,406)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	1,675	1,675
Other	—	—	15	15
Prior year income (surplus) adjustment	—	—	6,617	6,617
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430

Net income	—	—	17,279	17,279
Net unrealized capital losses on investments	—	—	(299)	(299)
Change in asset valuation reserve	—	—	(1,205)	(1,205)
Change in value of seed money in separate account	—	—	228	228
Change in net deferred income tax	—	—	(139)	(139)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	259	259
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553

Net income	—	—	10,098	10,098
Net unrealized capital losses on investments	—	—	(566)	(566)
Change in asset valuation reserve	—	—	5,453	5,453
Change in value of seed money in separate account	—	—	14	14
Change in net deferred income tax	—	—	1,692	1,692
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,215)	(1,215)
Deferred premium asset limitation	—	—	(23,899)	(23,899)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

B-6	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

Statutory—basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2007	2006	2005
	(in thousands)

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$168,219	$133,899	$140,876
Miscellaneous income	10,447	9,632	7,344
Net investment income	175,187	198,618	203,806
Total Receipts	353,853	342,149	352,026
Policy and contract benefits	227,960	388,870	308,394
Operating expenses	50,352	59,480	76,527
Federal income tax expense	3,062	8,357	9,517
Net transfers to Separate Accounts	98,701	58,926	50,320
Total Disbursements	380,075	515,633	444,758
Net cash from operations	(26,222)	(173,484)	(92,732)

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	657,595	667,523	547,206
Stocks	17,166	7,515	1,833
Mortgages	19,419	67,372	59,083
Miscellaneous proceeds	30	(2)	—
Cost of investments acquired:
Bonds	553,737	375,728	569,436
Stocks	46,656	3,346	8,515
Mortgages and real estate	—	40,614	20,000
Miscellaneous applications	1,779	—	—
Net increase in contract loans and premium notes	311	368	109
Net cash from investments	91,727	322,352	10,062

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(104,539)	(69,975)	48,849
Other cash provided (applied)	(12,578)	33,246	(5,871)
Net cash from financing and other	(117,117)	(36,729)	42,978
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(51,612)	112,139	(39,692)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	113,178	1,039	40,731
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$61,566	$113,178	$1,039

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-7

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2007

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2007, the Company was licensed in 51 jurisdictions.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserves arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables. The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. The deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy.

	2007	2006	2005
	(in thousands)
Net Income, New York SAP	$10,098	$17,279	$21,418
Difference in Reserves for:
Term Conversions	105	175	136
Deferred and Payout Annuities issued after 2000	(2)	8	(15)
Net Income, NAIC SAP	$10,201	$17,462	$21,539
Statutory Capital and Surplus, New York SAP	$332,130	$340,553	$324,430
Deferred Premium Asset Limitation	23,899	—	—
Difference in Reserves for:
Term Conversions	864	759	584
Deferred and Payout Annuities issued after 2000	6	8	—
Statutory Capital and Surplus, NAIC SAP	$356,899	$341,320	$325,014

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investments sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income taxes;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

B-8	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value, except for loan-backed and structured securities which are written down to the sum of their undiscounted expected future cash flows and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Cash, Cash Equivalents and Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturities of three months or less.

Bonds: Bonds not backed by loans and not impaired are stated at amortized cost using the interest method. Bonds not backed by loans that are held for sale and NAIC designations 6 and 6Z are valued at the lower of amortized cost or fair value.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not impaired are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining the amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization/accretion of premium/discount for loan-backed and structured securities. Loan-backed securities and structured securities held for sale and NAIC designations 6 and 6Z are stated at the lower of amortized cost or fair value. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation and asset replication purposes. Derivatives used by the Company include foreign currency swaps and interest rate swaps. See Note 10.

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-9

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued may be designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company’s balance sheets filed with the Department. The Company had no investment-related non-admitted assets at December 31, 2007 and 2006. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $10,310 thousand and $9,095 thousand at December 31, 2007 and 2006, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.00% to 6.75% and averaging approximately 4.53%), mortality and other risks insured. Such reserves are designed to be sufficient for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as a change in surplus on the Statement of Changes in Capital and Surplus. No voluntary contributions were made in either 2007 or 2006.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses, and to better position the Company. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Premiums Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Note 3—long term bonds and preferred stocks

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2007 and 2006, are shown below (in thousands):

	Cost**	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2007
U.S. Government	$12,530	$1,957	$—	$14,487
All Other Governments	4,995	—	(20)	4,975
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	189,336	2,140	(781)	190,695
Public Utilities	162,790	805	(1,688)	161,907
Industrial & Miscellaneous	1,795,362	15,743	(36,480)	1,774,625
Total Bonds	2,165,013	20,645	(38,969)	2,146,689
Preferred Stocks	63,186	665	(2,727)	61,124
Total Bonds and Preferred Stocks	$2,228,199	$21,310	$(41,696)	$2,207,813

December 31, 2006
U.S. Government	$12,970	$1,391	$(2)	$14,359
All Other Governments	4,990	—	(52)	4,938
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	178,446	1,289	(2,078)	177,657
Public Utilities	170,732	790	(2,837)	168,685
Industrial & Miscellaneous	1,950,818	10,959	(25,674)	1,936,103
Total Bonds	2,317,956	14,429	(30,643)	2,301,742
Preferred Stocks	34,845	196	(371)	34,670
Total Bonds and Preferred Stocks	$2,352,801	$14,625	$(31,014)	$2,336,412

**	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

Impairment Review Process: All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an

B-10	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2007 and 2006 are shown in the table below (in thousands):

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$477,441	$(20,509)	$456,932
Preferred Stocks	29,905	(1,753)	28,152
Total less than twelve months	$507,346	$(22,262)	$485,084
More than twelve months:
Bonds	$728,723	$(18,460)	$710,263
Preferred Stocks	10,017	(974)	9,043
Total twelve months or more	738,740	(19,434)	719,306
Total—All bonds and preferred stocks	$1,246,086	$(41,696)	$1,204,390

**	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2006
Less than twelve months:
Bonds	$680,571	$(8,355)	$672,216
Preferred Stocks	23,368	(371)	22,997
Total less than twelve months	$703,939	$(8,726)	$695,213
More than twelve months:
Bonds	$1,017,310	$(22,288)	$995,022
Preferred Stocks	—	—	—
Total twelve months or more	1,017,310	(22,288)	995,022
Total—All bonds and preferred stocks	$1,721,249	$(31,014)	$1,690,235

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (25%), finance (20%), mortgage-backed securities (14%), asset-backed securities (13%), public utilities (8%), manufacturing (5%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds two securities where the gross unrealized loss was greater than $1 million at December 31, 2007.

For 2006, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (24%), finance (17%), public utilities (14%), manufacturing (12%), communication (8%), mortgaged backed (7%), and oil and gas (6%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds one security where the gross unrealized loss was greater than $1 million at December 31, 2006.

Scheduled Maturities of Bonds: The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2007, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$492,322	$492,322
Due after one year through five years	669,915	668,197
Due after five years through ten years	182,400	181,944
Due after ten years	247,714	246,640
Subtotal	1,592,351	1,589,103
Residential mortgage-backed securities	242,737	241,903
Asset-backed securities	133,761	129,848
Commercial mortgage-backed securities	195,716	185,835
Total	$2,164,565	$2,146,689

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are NAIC 6 and 6Z long-term bond investments totaling approximately $6,694 thousand of which $831 thousand are categorized as one year or less, $4,500 thousand are categorized as due after one year through five years, $707 thousand are categorized as due after ten years and $656 thousand are categorized as asset-backed securities.

Included in the preceding table under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $60,107 thousand. Ninety-nine percent (99%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Credit Quality And Diversification: At December 31, 2007 and 2006, approximately 97.5% and 97.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2007	2006
Finance and financial services	22.1%	21.0%
Public utilities	12.7	12.0
Residential mortgage-backed securities	11.2	9.6
Manufacturing	11.2	13.0
Commercial mortgage-backed securities	9.0	10.3
Communication	7.6	8.5
Asset-backed securities	6.2	5.5
Oil and gas	5.6	4.5
Services	3.7	4.6
Retail and wholesale trade	3.4	4.4
Transportation	2.7	3.1
US, Canada, Other Government	1.7	1.6
REIT	1.4	0.9
Mining	0.8	—
Revenue and Special Obligation	0.7	1.0
Total	100.0%	100.0%

The Company acquired bonds and stocks through exchanges aggregating. The exchanges were $ 0 and $6,997 thousand during the year ended December 31, 2007 and 2006, respectively.

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-11

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2007 and 2006, the carrying amount of bonds and stocks denominated in foreign currency was $9,395 thousand and $13,273 thousand, respectively.

Debt securities amounting to approximately $8,754 thousand and $8,784 thousand at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2007, the Company changed from the retrospective to the prospective method due to negative yields on specific structured securities totaling $1,106 thousand. The Company also changed its accounting to the prospective method for loan-backed securities whose expected cash flows fell substantially below those expected at the time of acquisition.

The Company does not have any restricted common stock or preferred stock.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2007 therefore there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages for commercial loans.

Mortgage Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2007 and 2006 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan , as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in thousands):

	2007	2006	2005
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$4,964	$16,560	$—
Related write-downs for other-than-temporary impairments	$(3,000)	$(326)	$—
Average investments in impaired mortgages	$11,912	$1,380	$—
Interest income recognized on impaired mortgages during the period	$596	$762	$—
Interest income recognized on a cash basis during the period	$649	$783	$—

Mortgage Diversification: At December 31, 2007 and 2006, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

Property Type	2007	2006
Office building	49.1%	59.0%
Shopping centers	44.5	35.8
Apartments	6.4	5.2
Total	100.0%	100.0%

Geographic Region	2007	2006
South Atlantic	32.0%	26.1%
North Central	23.7	18.8
Pacific	21.5	26.1
Mountain	10.7	16.3
South Central	6.4	5.2
Middle Atlantic	5.7	7.5
Total	100.0%	100.0%

At December 31, 2007, approximately 23.7% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 21.9% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region. At December 31, 2006, approximately 26.1% of the mortgage portfolio was invested in the California in the Pacific region.

Scheduled Mortgage Maturities: At December 31, 2007, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$5,933
Due after one year through five years	69,281
Due after five years through ten years	7,617
Due after ten years	4,289
Total	$87,120

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2007 and 2006. For the years ended December 31, 2007, 2006 and 2005, the investment income earned on such mortgages were $ 0. When restructuring mortgages, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more that 180 days past due at December 31, 2007 and 2006.

During 2007, the Company did not reduce the interest rate of outstanding loans.

B-12	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

The Company has no Reverse Mortgages as of December 31, 2007 and 2006.

The Company has no mortgages denominated in foreign currency for the years ended December 31, 2007 and 2006.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the Agency carrying values of $1,046 thousand and $1,000 thousand for December 31, 2007 and 2006, respectively, are reported as other invested assets. The carrying value of Agency was not impaired for the years ended December 31, 2007 or 2006. During 2007 and 2006, there was no net amount due from insurance subsidiaries and affiliates.

Note 6—other long-term investments

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency and contract loans, derivatives, and investments in process, at December 31, 2007 and 2006 was $1,863 thousand and $1,507 thousand, respectively.

Note 7—commitments

At December 31, 2007, the Company had no outstanding commitments to fund future investments. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

Note 8—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2007	2006	2005
Bonds	$118,576	$131,774	$140,889
Stocks	3,015	1,191	86
Mortgages	5,420	7,345	10,169
Cash, cash equivalents and short-term investments	4,768	2,532	645
Other long-term investments	(207)	397	(1,106)
Total gross investment income	$131,572	$143,239	$150,683
Less investment expenses	(2,985)	(3,240)	(3,238)
Net investment income before amortization of net IMR gains	128,587	139,999	147,445
Amortization of net IMR gains	(156)	1,209	2,229
Net investment income	$128,431	$141,208	$149,674

Due and accrued income is excluded from surplus on the following basis: 1) Bonds – income due and accrued on bonds NAIC designation 6 and 6Z or that is over 90 days past due, 2) Mortgages – income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. No income was excluded from income or surplus for the years ended December 31, 2007 and 2006.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales and redemptions of investments were as follows (in thousands):

	2007	2006	2005
Bonds	$(6,211)	$(2,531)	$(875)
Stocks	(746)	—	605
Mortgages	(2,938)	(326)	—
Other long term investment	(1,779)	—	—
Cash, cash equivalent and short-term investments	29	(2)	—
Total before capital gains taxes and transfers to the IMR	(11,645)	(2,859)	(270)
Transfers to the IMR	3,319	1,986	(656)
Capital gains tax	—	62	(62)
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(8,326)	$(811)	$(988)

Write-downs of bonds resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $7,643 thousand, $1,324 thousand and $1,270 thousand at December 31, 2007, 2006 and 2005, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $3,000 thousand, $326 thousand and $ 0 at December 31, 2007, 2006 and 2005, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary, reflected in the preceding table as realized capital losses, were approximately $650 thousand for 2007, and $ 0 for 2006 and 2005, respectively.

Proceeds from sales of long-term bond investments during 2007, 2006 and 2005 were $42,587 thousand, $146,587 thousand and $155,253 thousand, respectively. Gross gains of $130 thousand, $2,534 thousand and $2,006 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $597 thousand, $3,809 thousand and $1,635 thousand were realized on these sales during 2007, 2006 and 2005, respectively.

Unrealized Capital Gains and Losses: For 2007, 2006 and 2005, the net change of unrealized capital gains/(losses) in investments, resulting in a net decrease in valuation of investments was approximately $(566) thousand, $(299) thousand and $(221) thousand, respectively.

Note 9—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2007 and

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-13

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

2006 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value
	(in thousands)

December 31, 2007
Assets
Bonds	2,164,565	2,146,689
Preferred Stocks	62,836	61,124
Mortgages	87,120	87,517
Cash, cash equivalents and short-term investments	61,566	61,566
Separate account assets	694,131	694,131
Separate account seed money investments	1,376	1,376
Liabilities
Liability for deposit-type contracts	808,995	808,995
Derivative financial instruments	3,422	3,422
Separate account liabilities	694,131	694,131

December 31, 2006
Assets
Bonds	2,317,956	2,301,742
Preferred Stocks	34,845	34,670
Mortgages	109,495	107,926
Cash, cash equivalents and short-term investments	113,178	113,178
Separate account assets	562,765	562,765
Separate account seed money investments	1,363	1,363
Liabilities
Liability for deposit-type contracts	883,666	883,666
Derivative financial instruments	3,437	3,437
Separate account liabilities	562,765	562,765

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in thousands):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$1,691,897	$1,676,411	$1,820,949	$1,807,640
Privately placed bonds	472,668	470,278	497,007	494,102
Total	$2,164,565	$2,146,689	$2,317,956	$2,301,742

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Cash, Cash Equivalents, Short-Term Investments, Contract Loans and Separate Account Seed Money Investments: The carrying values approximate the estimated fair values.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value of the contract.

Insurance and Annuity Contracts: TIAA-CREF Life’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative Financial Instruments: The fair values of interest rate swap contracts and foreign currency swap contracts are estimated internally based on (models generally used and accepted by the market) estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates. Such values are reviewed for reasonableness with values provided by TIAA-CREF Life’s derivative counterparties.

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. The Company’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003, the Company adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance.

B-14	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The Company also enters into interest rate swaps contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are reflected in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value.

		2007			2006
		(in thousands)
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	—	—	—	—	—	—
	Liabilities	6,047	(3,332)	(3,332)	10,080	(3,431)	(3,431)
	Subtotal	6,047	(3,332)	(3,332)	10,080	(3,431)	(3,431)
Interest rate swap contracts	Assets	—	—	—	—	—	—
	Liabilities	4,000	(90)	(90)	4,000	(6)	(6)
	Subtotal	4,000	(90)	(90)	4,000	(6)	(6)
Total Derivatives	Assets	—	—	—	—	—	—
	Liabilities	10,047	(3,422)	(3,422)	14,080	(3,437)	(3,437)
	Total	10,047	(3,422)	(3,422)	14,080	(3,437)	(3,437)

Note 11—separate accounts

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. TIAA-CREF Life Funds, the underlying mutual funds, currently has ten investment portfolios: Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to the Company’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other than the Company’s separate account or other business activity the Company may undertake.

Information regarding separate accounts of the Company for the years ended December 31, is as follows (in thousands):

Non-guaranteed Separate Accounts	2007	2006	2005
Premiums and considerations	$131,071	$144,088	$77,109
Reserves:
For accounts with assets at:
Fair value	694,225	562,814	419,983
Amortized cost	—	—	—
Total reserves	$694,225	$562,814	$419,983
By withdrawal characteristics:
At fair value	694,225	562,814	419,983
Total reserves	$694,225	$562,814	$419,983

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2007	2006	2005
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$321,631	$233,215	$226,183
Transfers from Separate Accounts	(223,816)	(167,646)	(183,271)
Net transfers to or (from) Separate Accounts	$97,815	$65,569	$42,912
Reconciling Adjustments:
Fund transfer exchange gain/(loss)	$(345)	$640	$562
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$97,470	$66,209	$43,474

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-15

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

Note 12—related party transactions

The majority of services for the operation of the Company are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2007, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2007, there were 59 draw downs totaling $76 million which were repaid by December 31, 2007. As of December 31, 2007 outstanding principal plus accrued interest was $0.

The Company provides all administrative services for VA-1 and VLI-1 in connection with the operations of its separate accounts. Teachers Personal Investor Services, a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 13—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts due from TIAA for federal income taxes were $755 thousand and $3,865 thousand at December 31, 2007 and 2006, respectively. Amounts payable to TIAA for capital gains tax were $0 at December 31, for both year 2007 and 2006, respectively. The affiliates that file a consolidated federal income tax return with TC Life and its parent TIAA are as follows:

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

MOA Enterprises, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties, Inc.

TIAA Park Evanston, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Services, Inc.

T-Investment Properties, Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

MOA Investors I, Inc.

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

The components of the Company’s net deferred tax asset were as follows (in thousands):

	2007	2006	Change
Gross deferred tax assets	$12,815	$11,849	$966
Gross deferred tax liabilities	—	(725)	725
Deferred tax assets, non-admitted	(10,309)	(9,095)	(1,214)
Net deferred tax asset, admitted	$2,506	$2,029	$477

The Company’s gross deferred tax assets are primarily attributable to differences in required reserves and the capitalization of deferred acquisition costs required by the Code. The Company’s gross deferred tax liability is attributable to deferred market discount on bonds.

The Company is subject to the domestic federal statutory income tax rate of 35%. The Company’s effective federal income tax rate for 2007 and 2006 differs from tax at the statutory income tax rate, as illustrated below (in thousands):

	2007	2006	2005
Net gain from operations after dividends	$24,597	$24,336	$33,912
Statutory rate	35%	35%	35%
Tax at statutory rate	$8,609	$8,518	$11,869
Deferred acquisition costs less amortization	(534)	(729)	(604)
Amortization of interest maintenance reserve	55	(423)	(780)
Net increase in reserves	379	50	304
True-up of prior year’s tax	(373)	(137)	(482)
Bad debts from mortgages	(1,050)	(114)	—
Prior year adjustment	—	—	2,316
Market discount adjustments	(340)	(571)	(291)
Separate account net income	(298)	(246)	(255)
Prepayment penalty	(305)	(102)	(569)
Other adjustments	30	—	(2)
Federal income tax expense	$6,173	$6,246	$11,506
Effective tax rate	25%	26%	34%

B-16	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

continued

As of December 31, 2007, 2006 and 2005, the Company had no net operating loss carryforwards for tax purposes.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, are as follows (in thousands):

Year Incurred	Tax Incurred
2005	$11,851
2006	$6,010
2007	$6,545

Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FIN 48, and does not have to record any uncertain tax benefits as of December 31, 2007 and as of December 31, 2006.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,679 thousand, $2,054 thousand and $1,968 thousand for 2007, 2006 and 2005, respectively and for Other Postretirement Benefit plans was $217 thousand, $327 thousand and $287 thousand for 2007, 2006 and 2005, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 94% of the total reserves in the Company. The general account reserves for these products are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PAS’s and the Lifetime Variable Select’s (“LVS”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $771 thousand and $715 thousand at December 31, 2007 and 2006 respectively.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method “CARVM” as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31, are as follows (in thousands):

	2007		2006
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal:
At book value without adjustment	$1,933,003	72.6%	$2,138,494	77.9%
At book value less current surrender charge of 5% or more	1,133	0.0%	2,374	0.1%
At fair value	676,409	25.5%	555,776	20.2%
Not subject to discretionary withdrawal	50,913	1.9%	49,659	1.8%
Total (gross)	2,661,458	100.0%	2,746,303	100.0%
Reinsurance ceded	—		—
Total (net)	$2,661,458		$2,746,303

Annuity reserves and deposit-type contract funds for the year ended December 31, are as follows (in thousands):

	2007	2006
General Account:
Total annuities (excluding supplementary contracts with life)	$1,140,701	$1,272,662
Supplementary contracts with life contingencies	694	709
Miscellaneous reserves, GMDB	771	715
Deposit-type contracts	842,883	916,441
Subtotal	1,985,049	2,190,527

Separate Accounts:
Annuities	676,409	555,776
Total	$2,661,458	$2,746,303

For Ordinary Life Insurance (including term plans, Universal Life and Variable Universal Life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA-CREF Life term conversion mortality experience and interest at 4.5% or 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2007 and December 31, 2006,

TIAA-CREF Life Insurance Company ■ Statement of Additional Information	B-17

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company

respectively. As of December 31, 2007 and 2006, the Company had $2,654,347 thousand and $2,168,127 thousand of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $9,839 thousand and $10,170 thousand at December 31, 2007 and 2006, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 16—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2007, there were still premiums in force of $11,309 thousands.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2007	2006	2005
Premiums	$44,915	$37,817	$30,621
Increase in policy and contract reserves	$18,889	$66,915	$52,446
Policy and contract reserves	$214,682	$195,794	$128,878

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31, are as follows (in thousands):

	2007	2006
Net unrealized capital (losses)	$(566)	$(299)
Asset valuation reserve	$5,453	$(1,205)
Deferred federal income tax	$1,692	$(139)
Non-admitted asset value	$(25,114)	$259

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

B-18	Statement of Additional Information ■ TIAA-CREF Life Insurance Company

730 Third Avenue

New York, NY 10017-3206

A10896

05/08

Part C—OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a) Financial statements.

Part A: None

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company.

(b) Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None

(3)   (A) Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)

(B) Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

(A)	One-Life Immediate Annuity contract (5)

(B)	Two-Life Immediate Annuity contract (5)

(C)	Fixed Period Immediate Annuity contract (5)

(5)	Form of Application for the SPIA Contracts (5)

(6)	(A) Charter of TIAA-CREF Life (2)

(B) Bylaws of TIAA-CREF Life (2)

(7)	None

(8)	(A) Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

(B) Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

(C) Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)

(D) Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account.*

(E) Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account.*

(9)	Legality Opinion and Consent of George W. Madison, Esquire*

(10)	(A) Consent of Dechert LLP*

(B)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

(11)	None

(12)	None

(13)	(A) Schedule of Computation of Performance Information (6)

(B)	Powers of Attorney*

(14)	Financial Data Schedule—not required

*Filed	herewith.
1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).
2	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).
3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).
4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).
5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).
6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).
7	Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).
8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Bret L. Benham	Director, Chairman, President & Chief Executive Officer
Elizabeth D. Black	Director

Brian S. Browdie	Director
Sanjeev Handa	Director
Stephen B. Gruppo	Director
Nancy Heller	Director
Harry I. Klaristenfeld	Director, Vice President & Chief Actuary
Padelford L. Lattimer	Director
Steve Maynard	Director, Vice President & Director Business Administration and Policy Owner Services
Peter F. Murphy III	Director
Craig K. Nordyke	Director, Vice President & Actuary
Kim Petry	Director
Douglas Rothermich	Director
Susan E. Tannehill	Director
Wayne Williams	Director & Vice President, Market and Channel Integration
Linda Dougherty	Vice President & Chief Financial Officer
Marjorie Pierre-Merrit	Secretary
Clara Hansen	Assistant Secretary & Director, Strategic Planning and Business Development
Robert Hopkins	Assistant Secretary
Jeffrey S. Goldin	Illustration Actuary
Gregory Smith	Director, Product Management
Lisa Mancini	Vice President & Chief Underwriter
Steven J. Maynard	Vice President
Craig Nordyke	Vice President & Actuary
Ana Ramirez	Vice President & Director of Business Unit Finance
Dennis Rupp	Vice President and Director, Insurance Wholesaling
Stephen Steinberg	Vice President & Actuary
Wayne Smiley	Chief Compliance Officer
John Wesley	Vice President & Director, After-Tax Annuities

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26.	Persons Controlled by or Under Common Control With the Depositor or Registrant

TIAA-CREF Life Insurance Company, the depositor, is a direct wholly owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a not-for-profit corporation.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	The TIAA Board of Overseers elects TIAA’s trustees.

(4)	The following corporations and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC

485 Properties, LLC*

730 Texas Forest Holdings, Inc.*

Bethesda ARC, LLC

Bethesda HARC, LLC

Ceres Agricultural Properties, LLC*

CTG&P, LLC

DAN Properties, Inc.

JV Georgia One, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc. (a Pennsylvania corporation)

M.O.A. Enterprises, Inc.

M.O.A. Investors I, Inc.

ND La Jolla, LLC

ND Properties, Inc.*

ND-T Street, LLC

Normandale Center LLC

Premiere Agricultural Properties, LLC

Premiere Columbia Properties, LLC

Premiere Farm Properties, LLC

Renewable Timber Resources, LLC

Savannah Teachers Properties, Inc.

T-C Cypress Park West LLC

T-C Duke Street LLC

T-C King Street Station LLC

T-C Roosevelt Square LLC

T-C SMA I, LLC

T-C SMA 2, LLC

T-C Sports Co., Inc.*

T-C Stonecrest LLC

T-Investment Properties Corp.

T-Land Corp.

T-Pointe, LLC

TCPC Associates, LLC

Teachers Boca Properties II, Inc.

Teachers Concourse, LLC*

Teachers Mayflower, LLC

Teachers Michigan Properties, Inc.

Teachers Pennsylvania Realty, Inc. (a Pennsylvania corporation)

Teachers West, LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Bay Isle Key II Member, LLC

TIAA Canada Retail Business Trust
    (a Pennsylvania business trust)

TIAA CMBS I, LLC*

TIAA European Funding Trust*

TIAA Franklin Square, LLC*

TIAA Gemini Office, LLC

TIAA Lakepointe, LLC

TIAA Park Evanston, LLC

TIAA Park Evanston, Inc.

TIAA Private Equity Alpha, LLC*

TIAA Realty, Inc.

TIAA Retail Commercial, LLC*

TIAA SF One, LLC

TIAA Stafford Harrison LLC

TIAA The Reserve II Member, LLC

TIAA Timberlands I, LLC*

TIAA Timberlands II, LLC*

TIAA Union Place Phase I LLC

TIAA-CREF International Investments Limited (a Jersey Channel Islands company)*

WRC Properties, Inc.*

INTERNATIONAL

36 rue La Fayette (Luxembourg) 154 Rue de l’Universite SARL (France) 622534 N.B. Ltd. (New Brunswick)	SAS Roosevelt (France) Servin EURL (France) Servin Holding SARL (France)

INTERNATIONAL

Bruyeres I SAS (France)

Bruyeres II SAS (France)

Business Port S.r.l. (Italy)

Courcelles 70 SAS (France)

Des Brateaux SARL (France)

Erlangen Arcaden GmbH & Co. KG (Germany)

Norte Shopping – Centre Commercial S.A. (Portugal)

LaFayette Lux 1 S.a.r.l. (Luxembourg)

LaFayette Lux 2 S.a.r.l. (Luxembourg)

Les Harbouts II Immobilier SARL (France)

Les Horbouts II SARL (France)

Les Horbouts SARL (France)

MSCAN Limited Partnership (Maritoba)

Norte Shopping Retail & Leisure Centre BV* (Netherlands)

Olympe EURL (France)

Olympe Holding SARL (France)

Rue de I’Universite 154 SAS (France)

SAS La Defense (France)

SAS Malachite (France)

TIAA Lux 10 S.a.r.l. (Luxembourg)

Thiers LaFayette (France)

SNC Amarante (France)

SNC La Defense (France)

SNC Lazulli (France)

SNC Peridot (France)

SNC Roosevelt (France)

TIAA Lux 1 (Luxembourg)

TIAA Lux 2 (Luxembourg)

TIAA Lux 3 (Luxembourg)

TIAA Lux 4 (Luxembourg)

TIAA Lux 5 S.a.r.l.*(Luxembourg)

TIAA Lux 6 S.a.r.l. (Luxembourg)

TIAA Lux 7 S.a.r.l (Luxembourg)

TIAA Lux 8 S.a.r.l. (Luxembourg)

TIAA Lux 9 S.a.r.l. (Luxembourg)

Villabe SAS (France)

MegaPark Holding B.V. (Netherlands)

ND Europe S.a.r.l.* (Luxembourg)

Triarche I SAS (France)

Triarche II SAS (France)

Provence 110 (France)

REA Europe SARL (Luxembourg)

REA Lux 1 SARL (Luxembourg)

(5)	Subsidiaries of the Separate Real Estate Account:

Bisys Crossings I, LLC; Light Street Partners Ballston, Inc.; Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA Realty Capital Management, LLC is dormant.

(7)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(8)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and administration services for College Retirement Equities Fund.

(9)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(10)	TIAA Realty, Inc. is an investment subsidiary and owns commercial real estate.

(11)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., and TCAM Core Property Fund GP LLC.

(12)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Life Funds.

(13)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Life Funds.

(14)	TIAA-CREF Life Insurance Company is a New York State insurance subsidiary of TIAA, whose stock is owned by TIAA and which holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(15)	TIAA-CREF Tuition Financing, Inc. is organized to administer and provide advice to tuition savings and prepaid plans.

(16)	TCT Holdings, Inc. is organized for the purpose of holding the stock of a federal savings bank.

(17)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank.

(18)	TIAA-CREF Insurance Agency, LLC is a licensed insurance agency offering insurance services and products.

(19)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC.

(20)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interest in Kaspick & Company, LLC.

(21)	Kaspick & Company, LLC provides administrative and investment management services to planned giving programs of non-profit institutions and also provides administrative services to charitable institutions that issue gift annuities.

(22)	Active Extension Fund I, LLC and Active Extension Fund II-Global Opportunities, LLC were organized to engage in investment strategies.

(23)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TIAA-CREF USREF I GP, LLC which was established to act as the general partner of TIAA-CREF U.S. Real Estate Fund I, L.P. TIAA-CREF U.S. Real Estate Fund I, L.P.* will initially hold the membership interests in TIAA-CREF USREF I REIT, LLC. In addition, it will own either directly or indirectly real estate or real estate related investments and has registered its public offering of limited partnership interests with the Securities and Exchange Commission.

TIAA				% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1)	485 Properties, LLC			100%
	(T2)	Bethesda ARC, LLC		100%
		(T3)	Bethesda HARC, LLC	100%
	(T2)	DAN Properties, Inc.		100%
	(T2)	JV Georgia One, Inc.		100%
	(T2)	JWL Properties, Inc.		100%
	(T2)	Liberty Place Retail, Inc.		100%
	(T2)	Normandale Center LLC		100%
	(T2)	Savannah Teachers Properties, Inc.		100%
	(T2)	T-Investment Properties Corp.		100%
	(T2)	T-Land Corp.		100%
	(T2)	T-C Duke Street LLC		100%
	(T2)	Teachers Pennsylvania Realty, Inc.		100%
	(T2)	TIAA 485 Clarendon, LLC		100%
	(T2)	TIAA 485 Boca 54 LLC		100%
	(T2)	TIAA Gemini Office, LLC		100%
(T1)	730 Texas Forest Holdings, Inc.			100%
(T1)	Active Extension Fund I, LLC			100%
(T1)	Active Extension Fund II - Global Opportunities, LLC			100%
(T1)	Ceres Agricultural Properties, LLC			100%
	(T2)	Premiere Farm Properties, LLC		100%
	(T2)	Premiere Agricultural Properties, LLC		100%
	(T2)	Premiere Columbia Properties, LLC		100%
(T1)	CTG & P, LLC			100%
(T1)	JV Minnesota One, Inc.			100%
(T1)	MOA Investors I, Inc.			100%
(T1)	M.O.A. Enterprises, Inc.			100%
(T1)	ND Properties, Inc.			100%
	(T2)	622534 N.B. Ltd		100%
		(T3)	MSCAN Limited Partnership	.01%

(T2)	ND Europe S.a.r.l.				100%
(T2)	Norte Shopping Retail & Leisure Centre BV				50%
	(T3)	Norte Shopping - Centre Commercial S.A.			100%
(T2)	TIAA Canada Retail Business Trust				100%
	(T3)	MSCAN Limited Partnership			99.99%
(T2)	TIAA Stafford-Harrison LLC				100%
(T2)	ND La Jolla, LLC				100%
(T2)	ND-T Street, LLC				100%
(T2)	T- Pointe, LLC				100%
(T2)	ND Europe S.a.r.l.				100%
	(T3)	TIAA Lux 1			100%
		(T4)	La Fayette Lux 1 S.a.r.l.		100%
			(T5)	36 Rue La Fayette	.01%
			(T5)	La Fayette Lux 2 S.a.r.l.	100%
				(T6) 36 Rue La Fayette	99.99%
	(T3)	TIAA Lux 9 S.a.r.l			17%
	(T3)	TIAA Lux 2			100%
		(T4)	SAS Roosevelt		100%
			(T5)	SNC Roosevelt	100%
		(T4)	Triarche I SAS		100%
			(T5)	Les Horbouts SARL	100%
		(T4)	Triarche II SAS		100%
			(T5)	Les Horbouts II SARL	100%
				(T6) Les Horbouts II Immobilier SARL	100%
		(T4)	Villabe SAS		100%
			(T5)	Des Brateaux SARL	100%
		(T4)	Bruyeres I SAS		100%
			(T5)	Olympe Holding SARL	100%
				(T6) Olympe EURL	100%
		(T4)	Bruyeres II SAS		100%
			(T5)	Servin Holding SARL	100%
				(T6) Servin EURL	100%
	(T3)	TIAA Lux 3			100%
		(T4)	SNC Amarante		.01%
		(T4)	SAS Malachite		100%
			(T5)	SNC Amarante	84.99%
				(T6) SNC Lazulli	99.99%
				(T6) SNC Peridot	99.99%
		(T4)	SAS La Defense		75%
			(T5)	SNC La Defense	75%
		(T4)	SNC Peridot		.01%
		(T4)	SNC Lazuli		.01%
	(T3)	TIAA Lux 4			100%
		(T4)	Rue De L’Universite 154 SAS		100%
			(T5)	154 Rue De L’Universite S.a.r.l	100%
	(T3)	TIAA Lux 6 S.a.r.l			100%
		(T4)	Courcelles 70 SAS		100%
	(T3)	TIAA Lux 7 S.a.r.l			100%
		(T4)	Business Port S.r.l.		50%
	(T3)	TIAA Lux 8 S.a.r.l.			100%
	(T3)	TIAA Lux 9 S.a.r.l			100%
	(T3)	TIAA Lux 10 S.a.r.l.			100%
	(T3)	Theirs LaFayette			100%
	(T3)	MegaPark Holding BV			100%

	(T2)	TIAA Lux 5 S.a.r.l.		100%
		(T3)	Erlanden Arcaden GmbH & Co. KG	92.5%
(T1)	Renewable Timber Resource, LLC			100%
(T1)	T-C SMA I, LLC			100%
(T1)	T-C SMA 2, LLC			100%
(T1)	T-C Sports Co., Inc.			100%

(T1)	TCT Holdings, Inc.					100%
	(T2)	TIAA-CREF Trust Company, FSB				100%
(T1)	Teachers Boca Properties II, Inc.					100%
(T1)	Teachers Concourse, LLC					100%
(T1)	Teachers Mayflower, LLC					100%
(T1)	Teachers Michigan Properties, Inc.					100%
(T1)	Teachers West, LLC					100%
(T1)	TIAA Bay Isle Key II Member, LLC					100%
(T1)	TIAA CMBS I, LLC					100%
(T1)	TIAA European Funding Trust					100%
(T1)	TIAA Franklin Square, LLC					100%
(T1)	TIAA Global Markets, Inc.					100%
(T1)	TIAA Lakepointe, LLC					100%
(T1)	TIAA Park Evanston, Inc.					100%
(T1)	TIAA Park Evanston, LLC					100%
(T1)	TIAA Private Equity Alpha, LLC					100%
(T1)	TIAA Realty, Inc.					100%
(T1)	TIAA Realty Capital Management, LLC					100%
(T1)	TIAA Retail Commercial, LLC					100%
(T1)	TIAA SF One, LLC					100%
(T1)	TIAA The Reserve II Member, LLC					100%
(T1)	TIAA Timberlands I, LLC					100%
(T1)	TIAA Timberlands II, LLC					100%
(T1)	TIAA-CREF Life Insurance Company					100%
	(T2)	TIAA-CREF Life Insurance Agency, LLC				100%
(T1)	TIAA-CREF LPHC, LLC					100%
	(T2)	TIAA-CREF USREF I GP, LLC				100%
			(T3)	TIAA-CREF US Real Estate Fund I, LP		100%
				(T4)	TIAA-CREF USREF I REIT, LLC	99.99%
(T1)	TIAA-CREF Individual & Institutional Services, LLC					100%
(T1)	TIAA-CREF International Investments, Ltd					100%
(T1)	TIAA-CREF Investment Management, LLC					100%
(T1)	TIAA-CREF Redwood, LLC					100%
	(T2)	Kaspick & Co., LLC				100%
(T1)	TIAA Union Place Phase I, LLC					100%
(T1)	WRC Properties, Inc.					100%
	(T2)	TCPC Associates, LLC				100%
(T1)	TIAA-CREF Enterprises, Inc.					100%
	(T2)	Teachers Advisors, Inc.				100%
	(T2)	Teachers Personal Investors Services, Inc.				100%
	(T2)	TIAA-CREF Tuition Financing, Inc.				100%
	(T2)	TCAM Core Property Fund GP, LLC				100%
		(T3)	TIAA-CREF Asset Management Core Property Fund, LP			.1%
			(T4)	TCAM Core Property Fund REIT LLC		99%
				(T5)	TCAM Core Property Fund Operating GP LLC	100.0%
					(T6) TCAM Core Property Fund Operating LP	.1%
					(T7) T-C Stonecrest LLC	100%
					(T7) T-C King Street Station LLC	100%
					(T7) T-C Cypress Park West LLC	100%
					(T7) T-C Roosevelt Square LLC	100%

	Real Estate Separate Account
(T1)	Teachers REA, LLC			100%
	(T2)	REA Europe SARL		100%
		(T3)	REA Lux 1 SARL	100%
		(T4)	Provence 110	100%
	(T2)	Teachers REA III, LLC		99%
	(T2)	TREA GA Reserve, LLC		100%
	(T2)	TREA 10 Schalks Crossing Road, LLC		100%
	(T2)	Teachers Belvidere Properties, LLC		100%
	(T2)	TIAA West Town Mall, LLC		100%
	(T2)	Bisys Crossings I, LLC		100%
	(T2)	Light Street Partners, LLP		10%
	(T2)	TREA Broadlands, LLC		100%
	(T2)	TREA 1401 H, LLC		100%
	(T2)	TREA Weston, LLC		100%
	(T2)	TREA Wilshire Rodeo, LLC		100%
(T1)	Teachers REA II, LLC			100%
	(T2)	Light Street Partners LLP (90%-Teachers REA II,LLC;10%-Teachers REA, LLC)		90%
		(T3)	Light St Partners Ballston, Inc.	100%
(T1)	Teachers REA III, LLC			1%
(T1)	TIAA Florida Mall, LLC			100%
(T1)	TIAA Miami International Mall, LLC			100%
(T1)	TREA Pacific Plaza, LLC			100%
(T1)	TREA Retail Fund-K, LLC			100%
(T1)	TREA Retail Property Portfolio 2006, LLC			100%

	Footnotes
	(T1)	Tier 1 subsidiary directly owned by TIAA 100%
	(T2)	Tier 2 subsidiary owned by the Tier 1 sub 100%
	(T3)	Tier 3 subsidiary owned by the Tier 2 sub 100%
	(T4)	Tier 4 subsidiary owned by the Tier 3 sub 100%
	(T5)	Tier 5 subsidiary owned by the Tier 4 sub 100%
	(T6)	Tier 6 subsidiary owned by the Tier 5 sub 100%
	(T7)	Tier 7 subsidiary owned by the Tier 6 sub 100%

Approximately 174 additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 27.	Number of Contractowners

As of February 29, 2008, there were 380 owners of contracts of the class presently offered by this Registration Statement.

Item 28.	Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a) Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Brian R. Bohaty	Director

Scott C. Evans

Jamie DePeau

Erwin W. Martens

Georganne C. Proctor

Jeffrey Margolis

Gary Chinery

Robert S. De Leon

Patricia Conti

Linda Dougherty

Glenn MacFarlane

Kevin Maxwell

John Panagakis

Shawn Paulk

Robert C. Vellekamp

Ralph Yearwood

Marjorie Pierre-Merritt

Brian Moran

Thomas Dudek

Director

Director

Director

Director and Vice President

President

Vice President and Treasurer

Chief Legal Officer and Assistant Secretary

Chief Financial Officer

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Secretary

Chief Compliance Officer

Anti-Money Laundering Compliance Officer

Leroy Foster Stewart P. Greene Meredith J. Kornreich Edward J. Leahy John McKeown Alice Oshins Jorge Gutierrez	Assistant Secretary Assistant Secretary Assistant Secretary Assistant Secretary Assistant Secretary Assistant Secretary Assistant Treasurer

* The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c)	Not applicable.

Item 30.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain (Pierce Leahy) Archives, 64 Leone Lane, Chester, NY 10918, Citistorage, 20 North 12th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 21st day of April, 2008.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company
(On behalf of the Registrant and itself)

By:	/s/ Bret L. Benham

Bret L. Benham Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 21, 2008 in the capacities and on the dates indicated.

Signature	Title

/s/ Bret L. Benham Bret L. Benham	Chairman, President and Chief Executive Officer

/s/ Linda S. Dougherty Linda S. Dougherty	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Signature of Director	Title

*	Director

BRET L. BENHAM

*	Director

ELIZABETH D. BLACK

*	Director

BRIAN S. BROWDIE

*	Director

SANJEEV HANDA

*	Director

NANCY HELLER

*	Director

HARRY I. KLARISTENFELD

*	Director

STEVEN MAYNARD

*	Director

CRAIG K. NORDYKE

*	Director

WAYNE WILLIAMS

*	Signed by Edward Hancock as attorney-in-fact pursuant to powers of attorney filed herewith.

/s/ Edward Hancock
Edward Hancock
Attorney-in-fact

Exhibit Index

(8)

(D)   Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the separate account

(8)	(E) Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the separate account

(9)	Legality Opinion and Consent of George W. Madison, Esquire

(10)	(A) Consent of Dechert LLP

(B) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(13)	(B) Powers of Attorney